UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :  December 22, 2009

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	001-33614	N/A
(State or other jurisdiction of incorporation)	(Commission File Number 001-33614)	(I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway East
Suite 1200
Houston, Texas  77060
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Ultra Petroleum Corp. (the “Company”) issued a news release on December 23, 2009 attached as Exhibit 99.1, announcing the Company arranged $500.0 million senior unsecured notes. Ultra Petroleum anticipates to close the offering prior to mid-February 2010.  Net proceeds from the offering will be used to repay existing bank debt and for general corporate purposes, including funding of the Company’s previously announced acquisition.

a)	Exhibits

ExhibitNo.	Description
99.1	News Release dated December 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

December 23, 2009	By:	/s/Kelly L. Whitley
	Name:	Kelly L. Whitley
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated December 23, 2009